UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ACXIOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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This Schedule 14A filing consists of the following communication relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

(i) Presentation Slides for Global Town Hall; and

(ii) Email from Scott Howe to All Associates.

The item listed above was first used or made available on July 3, 2018.

Global Town Hall July 2018

SAFE HARBOR STATEMENT Some of the matters discussed in this presentation contain forward-looking statements regarding the company’s future business prospects which are subject to certain risks and uncertainties, including competitive pressures, adverse economic conditions and governmental regulations. These issues and other factors that may be identified from time to time in the Company’s reports filed with the SEC could cause actual results to differ materially from those indicated in the forward-looking statements. The location of our website is www.acxiom.com. The information contained on, or that can be accessed through, our website is not incorporated by reference into this presentation, and you should not consider any information contained on, or that can be accessed through, our website as part of this presentation.

AGENDA Big News! Q & A

Our Journey

Revenue Growth


$790
$829
$860
$886
$917
3%
7%
8%
10%
10%
9%
7%
7%
6%
7%
Revenue
Revenue growth
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY17A
FY18A

Margin Expansion


43%
45%
45%
46%
48%
49%
50%
51%
52%
53%
9%
9%
9%
10%
11%
11%
12%
12%
13%
14%
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY17A
FY18A

Free Cash Flow Improvement


$3
$18
$8
$39
$53
$63
$79
$68
$67
$55
2%
1%
4%
6%
7%
9%
8%
7%
6%
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
FY17A
FY18A

LiveRamp Direct Clients


450
475
540
570
Q118A
Q218A
Q318A
Q418A

LiveRamp Integration Partners


540
545
560
575
Q118A
Q218A
Q318A
Q418A

glassdoor 2017 BEST PLACES to work Employees' Choice

2017 BEST PLACES TO WORK

Great Place To Work. Best Workplaces in Technology USA 2018

citi Supplier Award 2 Consecutive Years

Walmart Supplier of the Year & Innovation Award

5x Patent Explosion

TRANSFORMING TO WIN

[1] TTM revenue and revenue growth adjusted for the Acxiom Impact divestiture. [2] TTM free cash flow to equity is as reported.
[3]Excludes agency and reseller deployments and Data Store-only customers.

acxiom
©2018 Acxiom Company Confidential
4

The Big News! Acxiom Signs Definitive Agreement to Sell AMS to Interpublic Group (IPG) Strong Outcome to Highly Competitive Strategic Process Provides Capital to Further Fund LiveRamp Growth & Innovation Big Win for All Constituencies $2.3B

4,000+ CLIENTS 50,200 EMPLOYEES 90+ OPERATING UNITS $7.47B NET REVENUE 100+ COUNTRIES

Interpublic has extensive experience in connecting and integrating multiple Interpublic agencies to the benefit of a single client. We call this approach to client management Open Architecture. Acxiom Marketing Solutions has extensive experience in connecting and integrating multiple marketing systems at the data layer to create data-driven experiences. We call this approach to data management Open Garden.

What Does This Mean for AMS?

AMS: What to Expect Going Forward ORGANIZATION BENEFITS + COMP TRANSITION Standalone Division Called Acxiom Under IPG Mediabrands Led by Dennis & Rick Competitive Benefits Programs Comp Stability Equity Vests on Close Expected Close by End of Calendar Year Transition Planning Begins Immediately EXCITING OPPORTUNITIES AHEAD

What Does This Mean for LiveRamp? RAMP

LiveRamp: What to Expect Going Forward ORGANIZATION USE OF PROCEEDS TRANSITION Becomes a Standalone Public Co. Post Close Scott & Warren Continue in Their Roles Stock Tender Increase Share Buyback Organic & Inorganic Growth Initiatives Expanded Relationship with IPG Maintain Neutrality MISSION DOESN’T CHANGE – MORE RESOURCES TO ACHIEVE IT

Q & A

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof. We undertake no obligation to update the information contained in this press release or any other forward-looking statement. Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov). The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These documents are available free of charge as described in the preceding paragraph.

Colleagues,

I referenced this video in the town hall this morning and it’s absolutely worth a watch for everyone who will be joining IPG in future. In it, Michael Roth, CEO of Interpublic, discusses his excitement around yesterday’s announcement and the marriage of AMS with IPG. If a picture is worth 1,000 words, a video has to be worth – well, watching. You’ll see me at the end (I’m the goofy looking bald guy), but it’s really a chance to see Michael speak about the union. In every interaction I’ve had with Michael, I’ve found him to be a leader of great vision, interpersonal skills and integrity and I know you’ll all enjoy meeting him in the very near future.

Creative art and data science; poetry and plumbing; media buying on a data foundation – it’s a compelling union. Fun, exciting times!

https://web.microsoftstream.com/video/231dc279-6825-4728-aa1c-00ae08e38aeb

Warmest regards,

Scott.

###

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 29, 2017. These documents are available free of charge as described in the preceding paragraph.